SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                       Date of Report: September 29, 2003



                             SUN RIVER MINING, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                  XSUNX, INC.
                                ---------------
                                   (New Name)


     Colorado                   000-29621                   84-1384159
     --------                   ---------                   ----------
    (State or other             (Commission               (IRS Employer
    jurisdiction of             File Number)            Identification No.)
     incorporation)


           7609 Ralston Road, Arvada, CO                         80002
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 422-8127

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        The Plan and Agreement of Reorganization between Sun River Mining, Inc. and Xoptix, Inc. was completed on September 24, 2003. Pursuant to the Plan, the Company will issue 110,530,000 (post reverse split) common shares.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        None


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        The Company has approved a reverse split on a one new share for twenty old shares basis, effective October 6, 2003.

        The Company has also changed its name from Sun River Mining, Inc. to XSUNX, Inc.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        Tom Anderson resigned as President and CEO effective September 30, 2003. Tom Djokovich was appointed President and CEO of the Company effective September 30, 2003. Randy McCall and Steve Weathers will resign from the Board of Directors effective upon the appointment of the new Directors. Brian Altounian has been appointed as Secretary and as a director effective immediately.

        Brian Altounian, Chairman of the Board, Secretary and Director

        Mr. Altounian has over 16 years of experience in the area of finance, administration and operations. Most recently, he served as Executive Vice President of Plyent, Inc., a provider of a proprietary software solution that allows dynamic wireless Web access by Web enabled wireless thin clients, such as cell phones and personal digital assistants (PDAs). Mr. Altounian previously served as the Vice President of Finance for Lynch Entertainment, a producer of family television series' for the Nickelodeon and Disney Channels. While at Lynch, he established subsidiary corporations, purchased and oversaw the construction of a state-of-the-art television studio facility, and built the infrastructure of the company. Prior to joining Lynch Entertainment, Mr. Altounian held key management positions at numerous entertainment companies including Director of Finance and Administration at Time Warner Interactive; Finance Manager for National Geographic Television; and Manager of Business Services for WQED, the nation's first community-owned public television station. He also founded his own consulting company, BKA Enterprises, a firm that supported and advised entertainment and multimedia companies in the areas of financial and business management. Mr. Altounian holds an undergraduate degree from UCLA and an MBA from Pepperdine University.

ITEM 7. FINANCIAL STATEMENTS & EXHIBITS

Financial Statements - None.

Exhibits:

                  3.3    Amendment to Articles of Incorporation
                  10.1   Plan and Agreement of Reorganization


ITEM 8. CHANGE IN FISCAL YEAR

        None


ITEM 9. REGULATION FD DISCLOSURE

        None


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVI-SION OF THE CODE OF ETHICS

        None.


ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

        None.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

        None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 29, 2003



                                            XSUNX, INC.



                                            By: /s/ Brian Altounian
                                               --------------------------------
                                                Brian Altounian, Secretary